GHS100 Energy Conference June 25 th – 26 th , 2012 Exhibit 99.1

Forward-looking Statements
This presentation contains various forward-looking statements and information that are based on management’s
current expectations and assumptions about future events. Forward-looking statements are generally accompanied by words such as
“estimate,”
“project,”
“predict,”
“expect,”
“anticipate, ”
“plan,”
“intend,”
“seek,”
“will,”
“should,”
“goal”
and other words that convey the
uncertainty of future events and outcomes. Forward-looking information includes, among other matters, statements regarding the Company’s anticipated growth, quality of assets, rig utilization rate, capital spending by oil and gas companies, production rates, the Company's growth strategy, and the
Company's international operations.  Although the Company believes that the expectations and assumptions reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Such statements are subject to certain risks, uncertainties and assumptions, including, among others: general and regional economic conditions and industry trends; the continued strength of the contract land drilling industry in the geographic areas where the Company operates; decisions about onshore exploration and development projects to be made by oil and gas companies; the highly competitive nature of the contract land drilling business; the Company’s future financial performance, including availability, terms and deployment of capital; the continued availability of qualified personnel; changes in governmental regulations, including those relating to the environment; the political, economic and other uncertainties encountered in the Company's international operations and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Should one or more of these risks, contingencies or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected.
Many of these factors have been discussed in more detail in the Company's annual report on Form 10-
K for the fiscal year ended December 31, 2011. Unpredictable or unknown factors that the Company has not discussed in this presentation or in its filings with the Securities and Exchange Commission could also have material adverse effects on actual results of matters that are the subject of the forward-looking statements.  All forward-looking statements speak only as the date on which they are made and the Company undertakes no duty to update or revise any forward-looking statements. We advise our shareholders to use caution and common sense when considering our forward-looking statements.

Overview
Ticker Symbol: PDC
Market Cap: $461.8 million (June 21
st
, 2012)
Stock price: $7.50 (June 21
st
, 2012)
Average 3-month daily
trading volume:
732,112 shares
Public float: Approximately 61.7 million shares
Employees: 3,400
Headquarters: San Antonio, Texas
Website: www.pioneerdrlg.com

Pioneer Drilling Company

64 Drilling Rigs in 7 Locations
Approximately 9th largest contract driller
100 Well Service Rigs operating in 12 Locations
Approximately 7th largest well service provider
115 Wireline Units in 24 Locations
98 cased hole
17 open hole
10 Coiled Tubing Units in 4 Locations
Approximately 15
th
largest coiled tubing provider
7 Onshore Units, 3 Offshore Units

5 Leading Service Provider Across Well Life Cycle Diversified Business and Geography Mix

Investment Considerations
Pioneer offers a diversified suite of services that include drilling the bore hole, completing, and ultimately establishing and maintaining a well on production
Bifurcated land rig market providing improved opportunity for our high-
end mechanical rigs
Top-tier safety opening doors to increasing number of top-tier clients
Best-in-Class Production Services performance

Stable, Balanced Earnings
TTM Mar 31
st
, 2012
Total Revenue:  $795 million
Total Margin: $297 million
Q1 2012
Total Revenue:  $232 million
Total Margin: $90 million
42%
58%
Drilling
Services
Production
Services
46%
54%
Drilling
Services
Production
Services
52%
48%
Drilling
Services
Production
Services
49%
51%
Drilling
Services
Production
Services

Steady, High ROI, Organic Unit Growth

Land Drilling Rig Count
Note: Rig counts for 2004, 2005 and 2006 represent fiscal years ended March 31, 2004, 2005 and 2006 while 2007, 2008 and 2009 represent fiscal years ended December 31, 2007, 2008 and 2009.
(1)  Figure reflects the retirement of seven rigs effective on September 30, 2011, two rigs retired effective March 31, 2012, and the projected addition of seven of ten new-builds.
(1)
Coiled Tubing Unit Count
Wireline Unit Count Well Services Rig Count
Continued organic growth opportunities in core businesses
Signed multi-year term contracts for 10 new-build drilling rigs
Adding 19 well service rigs, 15 wireline units, and 3 coiled tubing units in 2012
59
63
84
105
120
2008 2009 2010 2011 2012E
74 74 74
89
108
2008 2009 2010 2011 2012E
3
6
10
13
2009 2010 2011 2012E
40
52
61
66
70
71 71
64
69
2004 2005 2006 2007 2008 2009 2010 2011 2012E

U.S. Land Rig Activity
1

Over 60% of wells drilled in 2011 were vertical or directional under 11,000’ deep
Vertical wells will not be drilled with 1,500HP A/C topdrive rigs
Demand for high-end mechanical rigs will be robust for years to come
Wells Drilled Rig Count
Source:  Spears and Associates, June 2012 Source:  Spears and Associates, June 2012

Top-Tier Safety
Pioneer Drilling Services was the safest among the 15 largest land contract drillers in the United States for 2011 as reported through the
IADC
Awarded 1
st
place in Division IV of the 2011 Association of Energy
Service Contractors (AESC) Annual Safety Awards
Pioneer
Total Recordable Incident Rate
Drilling Contractors – US Land
Top 15 Busiest Contractors by Man-hours in 2011
Source: IADC Incident Statistics Program

Best-in-Class Production Services Performance
Pioneer Production Services has consistently led peers in gross margin performance since 2009
Source:  Form 10K and 10Q for respective company
Comparable Gross Margin %

Well Services
One of the youngest and highest average
horsepower fleets in the industry
Highest utilization rate of top-tier well
service providers
Highest hourly rate of top-tier well service
providers

Well Services

Fleet Overview Well Service Locations
2%
Williston
Bryan
Palestine
Longview
El Campo
Liberty
Lafayette
Laurel
Snyder
Provides a wide range of well
services to exploration and
production companies
Existing well maintenance
Workover of existing wells
Completion of newly-drilled wells
Plugging and abandonment of
wells at the end of their useful
lives
Established in the Bakken, Eagle
Ford, Permian, Fayetteville,
Haynesville and Tuscaloosa
Marine Shale
Approximately 76% of the fleet
working on oil and liquid-rich
wells
Alice
Kenedy
Greenbrier

Wireline

Leading market share position in a
number of key geographic markets
Very high growth business: 33% unit
growth in 2010, 25% in 2011 and 14%
projected in 2012
Majority of revenue derived from
cased-hole operations that include
perforating, logging, and pipe
recovery
Established in the Bakken, Eagle Ford,
Niobrara, Mississippian, Haynesville,
and Tuscaloosa Marine Shale
Fleet Overview
Wireline Locations
Williston
Dickinson
Cut Bank
Billings
Havre
Tyler
Bossier City
Broussard
Graham
Roosevelt
Pratt
Liberal
Hays
Casper
Ft. Morgan
Brighton
Wray
Laredo
Laurel Victoria
Enid
Houma
Alice
Houston

Coiled Tubing
Significant player in the offshore coiled tubing market
Young fleet with all ten units placed into service since 2009
Established in the Eagle Ford, Haynesville, Granite Wash, and offshore
Gulf of Mexico

Coiled Tubing

Fleet Profile
Coiled Tubing Locations
Provides a broad range of
production and completion
services
Completion applications
include frac plug drillouts,
tubing conveyed perforating
(TCP) and well cleanouts
Servicing wells up to a total depth
of 19,000’ with 2” coil
Six units utilize large-diameter 2”
coiled tubing, four units operate
1.25” – 1.50” coiled tubing
Weatherford
George West Maurice
Arcadia

17 Drilling Services

High Quality Drilling Fleet,
Focused on Unconventional Plays

Drilling Locations
South Texas
North Dakota
Utah
15 rigs
3 rigs
10 rigs
20 rigs
4 rigs
4 rigs
8 rigs
East Texas
West Texas
Appalachia
Colombia

Pioneer Drilling Facts
Pioneer received an award from
Ecopetrol as having the top two
performing rigs out of
approximately 140 rigs in
Colombia for 2011
Strong contract backlog in land
drilling segment
79% of working rigs backed by
term contracts
77% of clients mid to mega-cap publicly traded
companies
Majority of assets targeting oil-driven opportunities
Approximately 88% of our working drilling rigs and 81% of our production services assets are operating on wells that are targeting or producing oil and liquids-rich plays
Small Cap <$2B
Mid Cap $2 - $5B
Large Cap $5 -$50B
Mega Cap >$50B

Pioneer Rig Class Comparison
High-End
Mechanical
Topdrive
High-End
Mechanical
Electric
2012/2013
New-Build
Deliveries
Drawworks
750-1,200HP 1,000-1,300HP 1,000-1,500HP 1,000-1,500HP
Topdrive
--- 250-500 Ton AC 250-500 Ton AC 500 Ton AC
Mud Pumps
1,000-1,300HP 1,000-1,600HP 1,300-1,600HP 1,600-2,000HP
Rounded-Bottom Mud Tanks
78% 80% 97% 100%
Iron Roughneck
57% 100% 90% 100%
Number of Rigs
23 10 29 10
% of Fleet*
32% 14% 40% 14%
Utilization
87% 100% 90% 100%
*Percentages based on 72 rig fleet, “Electric” includes two 750HP rigs; “High-End Mechanical” includes one 550HP rig; Utilization as of 5/8/12 Q1 2012 earnings conference call; Four lowest HP rigs have 800HP mud pumps
Projected Rig Fleet Mix**
Electric
Mechanical
750-900
HP
1,000-1,400
HP
1,500-2,000
HP
<750 HP
**Based on 72 rig fleet

Strong Utilization Through the Cycles
Averaged over 80% utilization through cycles since 2001, comparing favorably to peers
Current utilization of 90%
(1)
Comparable Utilization Rates
Source: Helmerich & Payne, Patterson-UTI, & Precision Drilling data consists of U.S. domestic utilization rates derived from Form 10-K, Form 10-Q reports, & press releases. Nabors utilization rates obtained from public documents and industry analysts. Helmerich & Payne Q3 2010 only estimated based on analyst reports. Pioneer Drilling utilization rates include Colombian operations beginning Q3 2007.
(1) PDC utilization as of May 8   , 2011; figure reflects the retirement of seven rigs effective on September 30, 2011 and two rigs effective March 31, 2012..
th

Modern, Efficient Drilling Fleet
39 rigs with top drives (61% of fleet)
18 walking/skidding systems on rigs
37 pairs of 1,300/1,600 HP mud pumps
80% of rigs have iron roughnecks
48% of rigs are electric
86% of rigs have rounded bottom
mud tanks
50 Series Rig

State-of-the-art 550K and 750K sub & mast AC new-
builds
Integrated 500 ton topdrives in mast section for
faster rig up and rig down
Crane free rig up / rig down design
30 loads on base rig for fast moves
BOP handling systems
Automatic catwalk
1,600 HP and 2,000 HP mud pumps
Ability to drill multi-well single-row pads and walk
easily between wells with above ground heads
New-Build Features

New-Build Pad Drilling Capability

Pin On Walking System
Can walk in either direction or spin the rig
Can walk with full set back of drill pipes in mast
Amphion AC Control Systems
Latest features in rig control software
Climatized driller’s cabin
Joystick control

New-Build Advanced Electrical System 25 Festoon System to Manage Electrical Supply to Substructure

26 Financials

$176
$145
$215
$75
$103
$191
$280
$0
$50
$100
$150
$200
$250
$300
2006 2007 2008 2009 2010 2011 Q1 2012
Ann.
Strong Revenue and Adjusted EBITDA Growth
Revenue ($ millions) Adjusted EBITDA ($ millions)
$396
$417
$611
$326
$487
$716
$928
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
2006 2007 2008 2009 2010 2011 Q1 2012
Ann.
Note: Fiscal year end was changed from March 31 to December 31 effective on December 31, 2007; all data points reflect calendar year and trailing twelve months information derived from 10K and 10Q filings.
Please refer to Reconciliation of Adjusted EBITDA to Net Income on slide 27.

Contribution by Segment
Note: Fiscal year end was changed from March 31 to December 31 effective on December 31, 2007; all data points reflect calendar year and trailing twelve months information derived from 10K and 10Q filings.
Revenue Gross Margin
28%
34%
45% 45%
52%
72%
66%
55%
55%
48%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2008 2009 2010 2011 Q1 2012
Production Services Drilling
25%
32%
36%
39%
46%
75%
68%
64%
61%
54%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2008 2009 2010 2011 Q1 2012
Production Services Drilling

Strong Liquidity and Capital Structure

Capitalization (As of March 31
st
, 2012)
March 31
st
, 2012
($ in millions) Actual
Cash $ 21.4
Revolving Credit Facility 0.0
Sr. Unsecured Notes
(1)
418.0
Other 1.2
Total Debt $ 419.2
Stockholders' Equity 526.5
Total Capitalization $ 945.7
Liquidity
(2)
262.4
Debt /LTM EBITDA
(3)
1.9x
Debt /Total Book Capitalization 44.3%
(1)     Reflects $250MM principal amount of initial notes net of $8.9MM unamortized discount as well as $175MM principal amount of new notes plus $1.6MM of unamortized bond premium.
(2)     Defined as remaining credit facility capacity plus cash less LCs outstanding.
(3)     Total consolidated leverage ratio as reported in Form 10-Q for Q1 2012.

30 Appendix

Reconciliation of Adjusted EBITDA to Net Income
We define Adjusted EBITDA as earnings (loss) before interest income (expense), taxes, depreciation, amortization, impairments, and the
Colombian Net Equity Tax. Although not prescribed under GAAP, we believe the presentation of Adjusted EBITDA is relevant and useful because it helps our investors understand our operating performance and makes it easier to compare our results with those of other companies that have different financing, capital or tax structures. Adjusted EBITDA should not be considered in isolation from or as a substitute for net earnings (loss) as an indication of operating performance or cash flows from operating activities or as a measure of liquidity. A reconciliation of net earnings (loss) to Adjusted EBITDA is included in the table below. Adjusted EBITDA, as we calculate it, may not be comparable to EBITDA measures reported by other companies. In addition, Adjusted EBITDA does not represent funds available for discretionary use.
($ in millions) 2007 2008 2009 2010 2011
Adjusted EBITDA 144.6      214.8      74.9        103.2      191.2
Colombian Net Equity Tax -          -          -          -          (7.3)
Depreciation & Amortization (63.6)       (88.1)       (106.2)     (120.8)     (132.8)
Net Interest 3.3          (11.8)       (8.9)         (26.6)       (29.7)
Impairment Expense - (171.5)     -          (3.3)         (0.5)
Income Tax (Expense) Benefit (27.4)       (6.1)         17.0        14.3        (9.7)
Net Income (Loss) 56.9        (62.7)       (23.2)       (33.3)       11.2
Year-Ending December 31,
($ in millions)
Q2
2011
Q3
2011
Q4
2011
Q1
2012 TTM
Adjusted EBITDA 45.1        51.6        55.5        70.1        222.3
Colombian Net Equity Tax -          -          -          -          -
Depreciation & Amortization (32.4)       (33.0)       (35.2)       (38.4)       (138.9)
Net Interest (8.0)         (6.1)         (8.1)         (9.6)         (31.7)
Impairment Expense -          (0.5)         -          (1.0)         (1.5)
Income Tax (Expense) Benefit (1.0)         (5.3)         (5.5)         (7.0)         (18.7)
Net Income (Loss) 3.7          6.7          6.8          14.2        31.4

32